ABERDEEN FUNDS

(the “Trust”)

Aberdeen Global Unconstrained Fixed Income Fund

(the “Fund”)

Supplement dated November 5, 2019 to the Fund’s Summary Prospectus and Prospectus, each dated February 28, 2019, as supplemented to date

In connection with the change in the Fund’s name, investment objective and principal investment strategies, including its 80% policy, which were described in a supplement dated August 28, 2019 to the Fund’s Summary Prospectus and Prospectus (the “Fund Changes”) and which are anticipated to take effect on or about November 15, 2019 (the “Effective Date”), the Fund’s Board has approved additional changes to the Fund’s investment objective.

On the Effective Date, the following will replace the Fund’s investment objective in the Summary Prospectus and Prospectus:

“The Aberdeen Global Absolute Return Strategies Fund (formerly, Aberdeen Global Unconstrained Fixed Income Fund) (the “GARSTM Fund” or the “Fund”) seeks to generate a positive absolute return over the medium to long term (3-5 years or more) irrespective of market conditions, while seeking to reduce the risk of loss.”

Shareholders will receive an amended and restated Summary Prospectus for the Fund incorporating the Fund Changes and this revision to the Fund’s principal investment objective following the Effective Date.

Please retain this Supplement for future reference.

ABERDEEN FUNDS

(the “Trust”)

Aberdeen Global Unconstrained Fixed Income Fund

(the “Fund”)

Supplement dated November 5, 2019 to the Fund’s Statement of Additional Information, as supplemented to date

In the “Additional Information on Portfolio Instruments and Investment Policies” section, the first sentence in “Money Market Instruments” on page 80 is replaced with the following:

Each Fund, except the Global Unconstrained Fixed Income Fund, may invest up to 20% of its net assets in short-term investment grade money market obligations at the time of purchase. The Global Unconstrained Fixed Income Fund may invest without limit in short-term investment grade money market obligations.

Please retain this Supplement for future reference.